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                              THIRD AMENDMENT TO
                          REAL ESTATE MORTGAGE NOTE


     THIS THIRD AMENDMENT is made as of the this 28 day of October, 1997, by and between AUSTINS STEAKS AND SALOON, INC., a Delaware corporation (hereinafter "Maker"), and AMREP SOUTHWEST, INC. a New Mexico corporation (hereinafter "Holder").

     WHEREAS, Maker executed a Real Estate Mortgage Note (hereinafter the "Note") in favor of Maker dated October 30, 1995 in the original principal amount of $400,049.20 which was amended by a First Amendment dated August 27, 1996, and a Second Amendment dated January 31, 1997; and

     WHEREAS, the Note is due and payable in full on October 31, 1997; and

     WHEREAS, Maker desires to extend the term of the Note and Holder is willing to do so.

     NOW, THEREFORE, in consideration of the mutual covenants hereinbelow, Maker and Holder agree and covenant as follows:

     1. The principal balance of the Note currently outstanding is $94,140.80 The Note is current through July 31, 1997.

     2. Holder agrees to extend the Note until January 31, 1998 at which time the remaining principal balance plus any and all accrued interest on the Note shall be due and payable in full.

     3. Maker agrees to make a principal payment to Holder in the amount of $50,000.00 and a payment of $2,610.15 towards accrued interest on October 31, 1997.

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In addition to such principal and interst payment, Maker agrees to pay to
Holder interst only payments in the amount of $412.38 each on November 30, 1997, and December 31, 1997.

     4. Except as specifically modified herein, the remining terms and provisions of the Note shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment on the date and year first above written.

                                AUSTINS STEAKS AND SALOON, INC.


                                By:  /s/ Paul C. Schorr, III
                                   ------------------------------------
                                     Paul C. Schorr, III
                                     Chairman of the Board of Directors

                                AMREP SOUTHWEST, INC.


                                By:  /s/ James Wall
                                   ------------------------------------
                                     James Wall, President


STATE OF NEBRASKA    )
                     ) ss.
COUNTY OF LANCASTER  )

     This instrument was ackowledged before me on October 29, 1997 by Paul C. Schorr, III, Chairman of the Board of Directors of AUSTINS STEAKS AND SALOON, a Delaware corporation, on behalf of said corporation.


[stamp]                             /s/ Karolynn S. Mizell
                                ------------------------------
                                    Notary Public

My Commission Expires

     7-22-2000
------------------

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STATE OF NEW MEXICO      )
                         ) ss.
COUNTY OF SANDOVAL       )

     This instrument was acknowledged before me on November 6, 1997 by James Wall, President of AMREP SOUTHWEST, INC., a New Mexico corporation, on behalf of said corporation.



                                              /s/  Barbara D. MacDonald
                                      ----------------------------------------
                                                   Notary Public

My Commission Expires:

    11-19-98
----------------------

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